UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

BNY Mellon Investment Funds II, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/20

FORM N-CSR

Item 1.          Reports to Stockholders.

BNY Mellon Alternative Diversifier Strategies Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Alternative Diversifier Strategies Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Alternative Diversifier Strategies Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, BNY Mellon Alternative Diversifier Strategies Fund’s Class A shares produced a total return of -6.64%, Class C shares returned -7.05%, Class I shares returned -6.54%, and Class Y shares returned -6.42%.1 In comparison, the S&P 500® Index (the “Index”) returned -3.15% for the same period, and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) produced a total return of -5.56% for the period.2

Global financial markets generally experienced losses over the reporting period, due to the COVID-19 virus and the efforts to stop its spread. The fund lagged the Index and the Lipper Index. Underperformance was due primarily to returns in the BNY Mellon Global Real Estate Securities Fund and the Boston Partners Long/Short Research Fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund normally allocates its assets among other investment companies (the underlying funds) that employ alternative investment strategies. The fund seeks to achieve its investment objective by allocating its assets among asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. The fund currently intends to allocate its assets among underlying funds that employ the following alternative investment strategies: long/short strategies, absolute return hedge strategies, real estate-related strategies, commodities strategies, global macro strategies and managed futures strategies.

As of April 30, 2020, the fund held positions in 11 underlying funds: AQR Managed Futures Strategy Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, DFA Commodity Strategy Portfolio, BNY Mellon Dynamic Total Return Fund, Boston Partners Long/Short Research Fund, BNY Mellon Global Real Estate Securities Fund, BNY Mellon Global Real Return Fund, the Gateway Fund, 361 Global Long/Short Equity Fund, and Neuberger Berman Long/Short Fund.

Stocks Decline Due to COVID-19 Shutdowns

After surging early in 2019, U.S. markets remained steady, though investors grew concerned about trade tensions and the pace of global economic growth. Toward the end of 2019 but prior to the reporting period, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth, the Federal Reserve (the “Fed”)

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

reduced the federal funds rate three times, bringing the target rate to 1.50-1.75%. Other major central banks also took actions to support their economies.

Stocks rallied in response, and as investors became optimistic about a U.S.-China trade agreement. Talks culminated in the announcement of a “Phase One” deal, reducing tensions between the world’s two largest economies. Stocks also benefited from the approval of the new U.S.-Mexico-Canada Trade Agreement by the U.S. House of Representatives, potentially reducing trade uncertainty with America’s neighbors.

However, in 2020, markets experienced a correction, amid growing concerns about the COVID-19 in China, erasing the gain that occurred late in 2019 and early in 2020. In response, the Fed reduced the federal funds rate by 50 basis points early in March 2020, bringing the target rate down to 1.00–1.25%. The Fed made another cut in mid-March 2020, bringing the federal funds rate target to 0.0-0.25%.

In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat and provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns. At the end of the reporting period, markets began to rebound, as these programs took effect, and investors began to anticipate the end of government shutdowns designed to slow the spread of the virus.

Underlying Strategies Produced Mixed Results

The fund’s performance compared to the Lipper Index was driven by relatively weak results from some of its underlying funds. The BNY Mellon Global Real Estate Securities Fund was the leading contributor to underperformance. Although this underlying fund beat its benchmark by more than 300 basis points, returns to the global real estate market were down dramatically. The Boston Partners Long/Short Research Fund also contributed negatively, as that underlying fund lagged its benchmark by 600 basis points, and the benchmark was also down significantly. In addition, the ASG Global Alternatives Fund contributed negatively to performance, as it lagged its benchmark by more than 400 basis points and was slightly overweight versus the Lipper Index.

On a more positive note, the fund’s performance was assisted by the Neuberger Berman Long/Short Fund, which outperformed its benchmark by more than 900 basis points. An overweight position in managed futures also contributed positively to performance, as both the AQR Managed Futures Strategy Fund and the ASG Managed Futures Strategy Fund beat their benchmark by more than 120 basis points and more than 300 basis points, respectively.

The fund made no changes to its allocations among the underlying funds during the reporting period.

Maintaining a Focus on Diversification

It is our opinion that the current economic downturn will eventually pass. The fund continues to be invested in line with the fund’s investment adviser’s best thinking, and

4

we believe it is well-positioned to weather the current environment. We believe that asset classes with low correlations to equity markets should provide a buffer to client portfolios. In addition, we believe the fund is well-positioned for market volatility, which we expect to continue. The fund’s various diversification strategies can help reduce the impact of heightened market volatility on investors’ overall investment portfolios, and we intend to continue to mitigate the risks of investing in stocks and bonds by diversifying across several alternative asset classes.

May 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by BNY Mellon Investment Adviser, Inc. in effect until February 28, 2021, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bonds are subject generally to interest-rate, credit, liquidity, call, sector and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security, sold short, at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Alternative Diversifier Strategies Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.85	$7.44	$2.02	$1.49
Ending value (after expenses)	$933.60	$929.50	$934.60	$935.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.02	$7.77	$2.11	$1.56
Ending value (after expenses)	$1,020.89	$1,017.16	$1,022.77	$1,023.32

†  Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C, .42% for Class I and .31% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 99.1%
Alternative Investments - 33.5%
AQR Managed Futures Strategy Fund, Cl. I	2,456,494		21,027,588
ASG Global Alternatives Fund, Cl. Y	3,884,793	[a]	40,518,388
ASG Managed Futures Strategy Fund, Cl. Y	1,672,335		16,740,075
DFA Commodity Strategy Portfolio	2,109,327		9,049,011
Gateway Fund, CI. Y	1,178,542		38,373,314
			125,708,376
Domestic Equity - 29.8%
Boston Partners Long/Short Research Fund, Institutional Class	4,152,190		54,891,956
Neuberger Berman Long Short Fund, Institutional Class	3,895,590		56,797,704
			111,689,660
Foreign Balanced - 10.8%
BNY Mellon Global Real Return Fund, CI. Y	2,801,926	[b]	40,655,949
Foreign Equity - 19.4%
361 Global Long/Short Equity Fund, CI. Y	3,643,847	[a]	37,640,945
BNY Mellon Global Real Estate Securities Fund, CI. Y	4,849,807	[b]	35,015,607
			72,656,552
Foreign Fixed Income - 5.6%
BNY Mellon Dynamic Total Return Fund, CI. Y	1,360,592	[b]	20,817,053
Total Investments (cost $398,082,259)	99.1%		371,527,590
Cash and Receivables (Net)	.9%		3,300,839
Net Assets	100.0%		374,828,429

aInvestment in non-controlled affiliates (cost $83,103,286).

bInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	99.1
99.1

† Based on net assets.
See notes to financial statements.

7

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Net Realized Gains (Loss) ($)
BNY Mellon Dynamic Total Return Fund, Cl.Y	26,833,685	851,840	(4,893,945)	448,130
BNY Mellon Global Real Estate Securities Fund, Cl.Y	45,426,922	5,776,849	(2,905,664)	70,950
BNY Mellon Global Real Return Fund, Cl.Y	43,997,135	1,047,958	(1,737,963)	14,221
Total	116,257,742	7,676,647	(9,537,572)	533,301

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Dynamic Total Return Fund, Cl.Y	(2,422,657)	20,817,053	5.6	851,838
BNY Mellon Global Real Estate Securities Fund, Cl.Y	(13,353,450)	35,015,607	9.3	4,558,199
BNY Mellon Global Real Return Fund, Cl.Y	(2,665,402)	40,655,949	10.8	1,047,958
Total	(18,441,509)	96,488,609	25.7	6,457,995

† Includes reinvested dividend/distributions.
See notes to financial statements.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended April 30, 2020 were as follows:

Investment Companies	Value at ownership date($)†	Purchases($)	Sales($)	Net Realized Gain (Loss)($)
361 Global Long/Short Equity Fund, Cl. Y	36,892,204	-	(698,755)	(77,097)
ASG Global Alternatives Fund, Cl. Y	45,012,524	748,845	(1,516,177)	(150,220)
Total	81,904,728	748,845	(2,214,932)	(227,317)

8

Investment Companies	Change in Net Unrealized Appreciation (Depreciation)($)	Value 4/30/20($)	Net Assets(%)	Dividends/ Distributions($)
361 Global Long/Short Equity Fund, Cl. Y	1,524,593	37,640,945	10.0	-
ASG Global Alternatives Fund, Cl. Y	(3,576,584)	40,518,388	10.8	-
Total	(2,051,991)	78,159,333	20.8	-

†  Table reflects values at ownership date of which for security 361 Global Long/Short Equity Fund, Cl. Y is March 31, 2020 and for security ASG Global Alternatives Fund. Cl. Y is December 31, 2019.See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	214,670,178	196,879,648
Affiliated issuers	183,412,081	174,647,942
Cash		3,495,460
Receivable for shares of Common Stock subscribed		402,970
Interest receivable		23,023
Prepaid expenses		47,799
		375,496,842
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		82,571
Payable for shares of Common Stock redeemed		552,465
Directors’ fees and expenses payable		3,157
Interest payable—Note 2		526
Other accrued expenses		29,694
		668,413
Net Assets ($)		374,828,429
Composition of Net Assets ($):
Paid-in capital		403,463,114
Total distributable earnings (loss)		(28,634,685)
Net Assets ($)		374,828,429

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	38,748	25,337	904,496	373,859,848
Shares Outstanding	3,299	2,190	77,207	31,748,460
Net Asset Value Per Share ($)	11.75	11.57	11.72	11.78

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,316,710
Affiliated issuers	3,182,152
Interest	19,365
Total Income	6,518,227
Expenses:
Management fee—Note 3(a)	508,605
Professional fees	40,542
Registration fees	34,645
Directors’ fees and expenses—Note 3(d)	19,413
Chief Compliance Officer fees—Note 3(c)	6,707
Loan commitment fees—Note 2	4,037
Prospectus and shareholders’ reports	3,230
Custodian fees—Note 3(c)	2,722
Shareholder servicing costs—Note 3(c)	1,041
Interest expense—Note 2	526
Distribution fees—Note 3(b)	100
Miscellaneous	7,336
Total Expenses	628,904
Less—reduction in expenses due to undertaking—Note 3(a)	(52)
Net Expenses	628,852
Investment Income—Net	5,889,375
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(746,130)
Affiliated issuers	305,984
Capital gain distributions on unaffiliated issuers	2,182,108
Capital gain distributions from affiliated issuers	3,275,843
Net Realized Gain (Loss)	5,017,805
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(17,099,191)
Affiliated issuers	(20,493,500)
Net Change in Unrealized Appreciation (Depreciation)	(37,592,691)
Net Realized and Unrealized Gain (Loss) on Investments	(32,574,886)
Net (Decrease) in Net Assets Resulting from Operations	(26,685,511)

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	5,889,375	4,174,101
Net realized gain (loss) on investments	5,017,805	4,074,920
Net change in unrealized appreciation (depreciation) on investments	(37,592,691)	16,102,571
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,685,511)	24,351,592
Distributions ($):
Distributions to shareholders:
Class A	(849)	(239)
Class C	(318)	(242)
Class I	(34,551)	(18,149)
Class Y	(10,408,051)	(5,704,719)
Total Distributions	(10,443,769)	(5,723,349)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	100	1,002
Class C	-	15,123
Class I	1,146,995	1,566,135
Class Y	18,777,178	75,145,013
Distributions reinvested:
Class A	330	89
Class C	27	103
Class I	21,045	13,626
Class Y	3,235,280	1,620,010
Cost of shares redeemed:
Class A	-	(20,128)
Class C	-	(15,906)
Class I	(1,361,917)	(1,863,423)
Class Y	(37,414,436)	(115,590,391)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(15,595,398)	(39,128,747)
Total Increase (Decrease) in Net Assets	(52,724,678)	(20,500,504)
Net Assets ($):
Beginning of Period	427,553,107	448,053,611
End of Period	374,828,429	427,553,107

12

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	8	80
Shares issued for distributions reinvested	25	8
Shares redeemed	-	(1,668)
Net Increase (Decrease) in Shares Outstanding	33	(1,580)
Class C
Shares sold	-	1,298
Shares issued for distributions reinvested	2	9
Shares redeemed	-	(1,306)
Net Increase (Decrease) in Shares Outstanding	2	1
Class Ia
Shares sold	93,664	125,472
Shares issued for distributions reinvested	1,648	1,162
Shares redeemed	(112,065)	(150,507)
Net Increase (Decrease) in Shares Outstanding	(16,753)	(23,873)
Class Ya
Shares sold	1,529,728	6,110,495
Shares issued for distributions reinvested	252,362	137,639
Shares redeemed	(3,069,939)	(9,434,107)
Net Increase (Decrease) in Shares Outstanding	(1,287,849)	(3,185,973)

[a] During the period ended April 30, 2020, 93,190 Class Y shares representing $1,146,995 were exchanged for 93,664 Class I shares and during the period ended October 31, 2019, 115,468 Class Y shares representing $1,452,491 were exchanged for 116,041 Class I shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.84	12.24	12.65	12.23	12.54	12.67
Investment Operations:
Investment income (loss)—net[a]	.15	.08	(.03)	.01	.06	.07
Net realized and unrealized gain (loss) on investments	(.99)	.60	(.33)	.42	(.30)	(.04)
Total from Investment Operations	(.84)	.68	(.36)	.43	(.24)	.03
Distributions:
Dividends from investment income—net	(.13)	(.02)	(.05)	(.01)	(.07)	(.16)
Dividends from net realized gain on investments	(.12)	(.06)	–	–	–	(.00)[b]
Total Distributions	(.25)	(.08)	(.05)	(.01)	(.07)	(.16)
Net asset value, end of period	11.75	12.84	12.24	12.65	12.23	12.54
Total Return (%)[c]	(6.64)[d]	5.57	(2.89)	3.52	(1.88)	.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.93[f]	.97	.86	.82	.85	.86
Ratio of net expenses to average net assets[e]	.80[f]	.80	.80	.75	.79	.80
Ratio of net investment income (loss) to average net assets[e]	2.36[f]	.67	(.24)	.07	.48	.58
Portfolio Turnover Rate	4.62[d]	51.61	19.18	16.45	20.39	16.73
Net Assets, end of period ($ x 1,000)	39	42	59	61	61	62

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amounts do not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

14

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.59	12.08	12.57	12.22	12.54	12.64
Investment Operations:
Investment income (loss)—net[a]	.10	(.03)	(.12)	(.08)	(.02)	(.05)
Net realized and unrealized gain (loss) on investments	(.98)	.61	(.37)	.43	(.30)	.00[b]
Total from Investment Operations	(.88)	.58	(.49)	.35	(.32)	(.05)
Distributions:
Dividends from investment income—net	(.02)	(.01)	–	–	–	(.05)
Dividends from net realized gain on investments	(.12)	(.06)	–	–	–	(.00)[b]
Total Distributions	(.14)	(.07)	–	–	–	(.05)
Net asset value, end of period	11.57	12.59	12.08	12.57	12.22	12.54
Total Return (%)[c]	(7.05)[d]	4.85	(3.90)	2.86	(2.55)	(.37)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.74[f]	1.69	1.59	1.41	1.44	1.59
Ratio of net expenses to average net assets[e]	1.55[f]	1.55	1.55	1.41	1.44	1.50
Ratio of net investment income (loss) to average net assets[e]	1.62[f]	(.21)	(.99)	(.63)	(.16)	(.36)
Portfolio Turnover Rate	4.62[d]	51.61	19.18	16.45	20.39	16.73
Net Assets, end of period ($ x 1,000)	25	28	26	27	33	34

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2020	Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.84	12.27	12.69	12.27	12.58	12.70
Investment Operations:
Investment income—net[a]	.19	.14	.01	.05	.10	.03
Net realized and unrealized gain (loss) on investments	(1.01)	.59	(.34)	.43	(.28)	.02
Total from Investment Operations	(.82)	.73	(.33)	.48	(.18)	.05
Distributions:
Dividends from investment income—net	(.18)	(.10)	(.09)	(.06)	(.13)	(.17)
Dividends from net realized gain on investments	(.12)	(.06)	–	–	–	(.00)[b]
Total Distributions	(.30)	(.16)	(.09)	(.06)	(.13)	(.17)
Net asset value, end of period	11.72	12.84	12.27	12.69	12.27	12.58
Total Return (%)	(6.54)[c]	6.05	(2.60)	3.97	(1.44)	.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.42[e]	.42	.38	.35	.37	.43
Ratio of net expenses to average net assets[d]	.42[e]	.42	.38	.35	.37	.41
Ratio of net investment income to average net assets[d]	2.94[e]	1.11	.08	.43	.79	.23
Portfolio Turnover Rate	4.62[c]	51.61	19.18	16.45	20.39	16.73
Net Assets, end of period ($ x 1,000)	904	1,206	1,446	1,780	1,336	633

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amounts do not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

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Six Months Ended
April 30, 2020		Year Ended October 31,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.90	12.33	12.74	12.32	12.63	12.71
Investment Operations:
Investment income—net[a]	.18	.12	.03	.06	.11	.13
Net realized and unrealized gain (loss) on investments	(.99)	.62	(.34)	.43	(.28)	(.03)
Total from Investment Operations	(.81)	.74	(.31)	.49	(.17)	.10
Distributions:
Dividends from investment income—net	(.19)	(.11)	(.10)	(.07)	(.14)	(.18)
Dividends from net realized gain on investments	(.12)	(.06)	–	–	–	(.00)[b]
Total Distributions	(.31)	(17)	(.10)	(.07)	(.14)	(.18)
Net asset value, end of period	11.78	12.90	12.33	12.74	12.32	12.63
Total Return (%)	(6.42)[c]	6.11	(2.43)	4.01	(1.39)	.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.31[e]	.30	.30	.29	.30	.31
Ratio of net expenses to average net assets[d]	.31[e]	.30	.30	.29	.30	.31
Ratio of net investment income to average net assets[d]	2.89[e]	.98	.27	.52	.92	.99
Portfolio Turnover Rate	4.62[c]	51.61	19.18	16.45	20.39	16.73
Net Assets, end of period ($ x 1,000)	373,860	426,278	446,522	475,659	509,333	477,866

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amounts do not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Alternative Diversifier Strategies Fund (the “fund”) is a separate diversified series of of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne

18

by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and 2,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	371,527,590	-	-	371,527,590

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the

20

investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $3,702,941 and long-term capital gains $2,020,408. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2020 was approximately $56,044 with a related weighted average annualized interest rate of 1.89%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the fund has agreed to pay a management fee at the annual rate of 1.35% applied to the portion of the fund’s average daily net assets allocated to direct investments in securities and .25% applied to that portion of the fund’s average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and equivalents). The Adviser has contractually agreed, from November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses

22

of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, such fees and expenses are not included in the expense limitations. The reduction in expenses, pursuant to the undertaking, amounted to $52 during the period ended April 30, 2020.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $100 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $51 and $33, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $789 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $2,722 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $76,089, Distribution Plan fees of $15, Shareholder Services Plan fees of $13, custodian fees of $1,750, Chief Compliance Officer fees of $4,438 and transfer agency fees of $272, which are offset against an expense reimbursement currently in effect in the amount of $6.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2020, amounted to $18,620,883 and $32,657,373, respectively.

At April 30, 2020, accumulated net unrealized depreciation on investments was $26,554,669, consisting of $1,782,285 gross unrealized appreciation and $28,336,954 gross unrealized depreciation.

24

At April 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional actively managed alternative multi-strategy funds of funds (the “Performance Group”) and with a broader group of all retail and institutional alternative multi-strategy funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional actively managed alternative multi-strategy funds of funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the

26

Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods except the one- and three-year periods when it was above the median and the fund’s total return performance was above the Performance Universe median for all periods except the four-year period when it was below the median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. It was noted that there were only five or fewer other funds in the Performance Group during each period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in three of the five calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board noted that the fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Adviser or its affiliates. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, and that the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee. This information also showed that the fund’s total expense ratio, before including underlying fund expenses, was lower than the median of the total expense ratios of the funds in the Expense Group, but was higher than the Expense Group median and slightly higher than the Expense Universe median total expenses after including underlying fund expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .55% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the

27

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance..

28

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the fee charged by the Adviser under the Agreement was for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

29

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

30

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

31

NOTES

32

NOTES

33

For More Information

BNY Mellon Alternative Diversifier Strategies Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich StreetNew York, NY 10286

Ticker Symbols:	Class A: DRNAX Class C: DRNCX Class I: DRNIX Class Y: DRYNX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6253SA0420

BNY Mellon Global Emerging Markets Fund

SEMIANNUAL REPORT April 30, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Global Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Global Emerging Markets Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by portfolio managers Robert Marshall-Lee, Sophia Whitbread, CFA and Naomi Waistell, CFA, of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, the BNY Mellon Global Emerging Markets Fund’s Class A shares produced a total return of -2.27%, Class C shares returned -2.61%, Class I shares returned -2.14%, and Class Y shares returned -2.11%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of -10.50% for the same period.2

Emerging markets encountered volatility during the reporting period, due in part to the COVID-19 outbreak and resulting economic uncertainty. The fund outperformed the Index, mainly due to stock selection within the consumer discretionary, information technology and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging-markets countries. The portfolio managers employ a fundamental, bottom-up investment process that emphasizes quality, return on capital employed and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial or social trends that the portfolio managers believe will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. The portfolio managers then identify specific companies, using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved.

A Tale of Two Markets

Emerging markets rose strongly in the final two months of 2019. The global economic environment remained sluggish, but sentiment improved as China and the U.S. reached a “Phase One” trade agreement. The People’s Bank of China cut its bank-funding rate but did not aggressively stimulate the economy. The positive sentiment carried over into the new year; however, the strong emerging-market equity index gains that had accumulated by mid-January 2020 started to reverse, as optimism about the “Phase One” U.S.-China trade agreement was replaced by escalating tensions between the U.S. and Iran, following a drone attack by the U.S. that killed a senior Iranian general, and as fears grew over the potential impact of the COVID-19 outbreak in China.

By mid-March 2020, emerging markets, along with all global markets, had suffered substantial declines, as COVID-19 spread across the world, and many countries went into lockdown, essentially freezing large parts of the global economy. The situation was exacerbated by a breakdown in the OPEC (Organization of the Petroleum Exporting

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Countries) alliance, led by Russia seeing an opportunity to disrupt higher cost competition in the U.S. In recognition of the worsening economic conditions brought on by the global pandemic, many global authorities —including the central People’s Bank of China—intervened, with an unprecedented level of stimulus being directed at markets, ultimately followed by very significant measures from the U.S. Federal Reserve (the “Fed”) and European Central Bank to underpin markets and economies. The fiscal and monetary measures helped emerging markets recover some of their losses in April, as investors looked beyond the economic damage caused by the pandemic. Meanwhile, energy-related stocks were affected for another month, with West Texas Intermediate oil futures prices turning negative, as overproduction issues caused shortages of storage capacity.

Consumer Discretionary, Information Technology and Financials Drive Outperformance

At the sector level, the fund benefited most from stock selection within the consumer discretionary, information technology and financials sectors. At a country level, South Korea was the biggest contributor owing largely to the holding in Samsung SDI. In addition, some of the hardest hit countries in the market decline were ‘commodity countries’ such as Brazil and Russia, where the fund has little exposure, aiding relative performance as asset prices and currencies fell. The top contributor to performance over the period was lithium battery maker Samsung SDI, which outperformed the broader market as its growth prospects gradually become more apparent to the market. In addition, online food-delivery business Delivery Hero also did well. Its share price leapt in December on the announcement of a partnership deal with the market leader in Korea and continued to perform relatively well in the market sell-off. As a strong online business, it proved resilient at a time when footfall-dependent businesses have suffered.

Conversely, at a sector level, a void in pharmaceutical stocks was detrimental, as they performed relatively well in the sell-off, owing to their defensive nature. At a country level, the overweight in India was the largest detractor. As a densely populated country, India was hit hard by heightened COVID-19 fears. This is despite the oil-price fall aiding its terms of trade, which has been considered less important than the virus demand shock in the short run. From a stock perspective, Brazilian travel company CVC was a significant detractor. The stock price suffered after its earnings results were affected by unexpected developments related to airline Avianca’s bankruptcy. The departure of the CFO (chief financial officer) did not help the market’s reaction to the results. Our reduced conviction in the stock led us to sell it during the period.

Seeking Growth Opportunities at Attractive Valuations

We are bullish on emerging-market equity opportunities as we move through the next few months, and the virus effect peaks and wanes. We believe the value opportunity is currently attractive. It is our expectation that U.S. and other developed-markets policy will be biased toward loosening, which can be supportive of a yield pick-up in emerging markets—so potentially good for currencies, but maybe even better for lowering the discount rate for equities, particularly those with the best structural growth opportunities. Sustained downside risk is very low, in our view, unless there is a sustained global recession, which we do not expect. Robust emerging markets, such as China and India, could outperform developed

4

markets in this context, although there will be stocks to avoid; hence a highly active approach is advocated.

In our opinion, China is best positioned for recovery over the next 12 months and India over the next five years. Commodities are likely to struggle as production has broadly halted, so the demand interruption from the virus will have a more prolonged effect, unlike service industries, which can rebound more quickly and have better multi-year prospects. Through the volatility, we have taken some profits on the biggest outperformers and added to more cyclical stocks with thematic growth support. We have been very careful to ensure that all the fund’s holdings have robust balance sheets, even if we assume that they were to have zero revenues for as long as six months, which we believe to be extreme. At this time, we have no significant concerns of permanent value impairment.

May 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 28, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Emerging Markets Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.15	$9.82	$4.92	$4.63
Ending value (after expenses)	$977.30	$973.90	$978.60	$978.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.27	$10.02	$5.02	$4.72
Ending value (after expenses)	$1,018.65	$1,014.92	$1,019.89	$1,020.19

†  Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and .94% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.5%
Argentina - 4.5%
Globant	80,311	[a]	9,289,573
MercadoLibre	4,756	[a]	2,775,173
			12,064,746
Australia - 1.6%
IDP Education	214,184		2,056,179
Orocobre	1,515,167	[a,b]	2,235,266
			4,291,445
Brazil - .9%
Arco Platform, Cl. A	49,020	[a]	2,461,784
Chile - .8%
Sociedad Quimica y Minera de Chile, ADR	88,782		2,024,230
China - 30.3%
51job, ADR	54,314	[a]	3,255,581
Alibaba Group Holding, ADR	70,449	[a]	14,277,899
Autohome, ADR	103,989		8,542,696
China Harmony New Energy Auto Holding	3,979,500	[a]	2,000,417
China Yongda Automobiles Services Holdings	2,892,000	[a]	2,869,639
GSX Techedu, ADR	108,238	[a,b]	4,281,895
Meituan Dianping, Cl. B	739,334	[a]	9,821,247
New Oriental Education & Technology Group, ADR	117,403	[a]	14,987,667
Ping An Insurance Group Company of China, Cl. H	489,500		4,963,409
Tencent Holdings	228,494		12,122,316
Tencent Music Entertainment Group, ADR	339,460	[a]	3,873,239
			80,996,005
Germany - 2.7%
Delivery Hero	85,462	[a,c]	7,201,269
Hong Kong - 4.2%
AIA Group	1,237,400		11,263,374
India - 19.3%
Apollo Hospitals Enterprise	123,650		2,262,704
Asian Paints	277,752		6,461,427
Hindustan Unilever	42,735	[a]	1,243,590
Housing Development Finance	463,812	[a]	11,688,955
Info Edge India	213,348		7,188,012
Jubilant Foodworks	263,330		5,603,941
Maruti Suzuki India	80,803	[a]	5,730,507

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.5% (continued)
India - 19.3% (continued)
Nippon Life Asset Management		498,300	[c]	1,624,730
PVR		210,023		2,799,373
Titan		544,147	[a]	7,009,947
				51,613,186
Indonesia - .7%
Vale Indonesia		10,330,307	[a]	1,781,198
Netherlands - 4.4%
ASML Holding		9,757		2,898,306
Prosus		116,535	[a]	8,845,693
				11,743,999
Russia - .6%
HeadHunter Group, ADR		102,380		1,689,270
South Africa - 4.6%
Clicks Group		258,991		3,226,166
Discovery		753,302		3,948,205
Naspers, Cl. N		33,381	[a]	5,221,139
				12,395,510
South Korea - 11.6%
Iljin Materials		263,926		8,864,611
LG Household & Health Care		5,820		6,582,862
Samsung SDI		64,947		15,598,751
				31,046,224
Taiwan - 6.2%
Elite Material		542,000	[a]	2,314,353
Taiwan Semiconductor Manufacturing		1,432,000		14,390,838
				16,705,191
Thailand - .7%
Kasikornbank		702,600		1,856,395
United States - 4.4%
EPAM Systems		26,438	[a]	5,839,890
Laureate Education, Cl. A		188,412	[a]	1,784,262
Livent		659,414	[a,b]	4,088,367
				11,712,519
Total Common Stocks (cost $211,404,293)				260,846,345
	1-Day Yield (%)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,877,661)	0.33	4,877,661	[d]	4,877,661

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,684,070)	0.33	3,684,070	[d]	3,684,070
Total Investments (cost $219,966,024)		100.7%		269,408,076
Liabilities, Less Cash and Receivables		(.7%)		(1,931,701)
Net Assets		100.0%		267,476,375

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At April 30, 2020, the value of the fund’s securities on loan was $5,417,015 and the value of the collateral was $5,717,881, consisting of cash collateral of $3,684,070 and U.S. Government & Agency securities valued at $2,033,811.

cSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2020, these securities were valued at $8,825,999 or 3.3% of net assets.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Retailing	19.8
Media & Entertainment	12.9
Consumer Services	11.7
Technology Hardware & Equipment	10.0
Insurance	7.5
Semiconductors & Semiconductor Equipment	6.5
Materials	6.2
Software & Services	5.7
Banks	5.1
Investment Companies	3.2
Household & Personal Products	2.9
Consumer Durables & Apparel	2.6
Automobiles & Components	2.1
Commercial & Professional Services	1.9
Food & Staples Retailing	1.2
Health Care Equipment & Services	.8
Diversified Financials	.6
100.7

† Based on net assets.
See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)	Sales ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,912,165	41,424,177	(41,458,681)	4,877,661	1.8	25,147
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,090,097	23,494,558	(23,900,585)	3,684,070	1.4	-
Total	9,002,262	64,98,735	(65,359,266)	8,561,731	3.2	25,147

See notes to financial statements.

10

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Barclays Capital
United States Dollar	24,593	Hong Kong Dollar	190,608	5/5/2020	8
State Street Bank and Trust Company
United States Dollar	329,342	Australian Dollar	503,827	5/4/2020	1,020
United States Dollar	47,470	Hong Kong Dollar	367,929	5/4/2020	13
Gross Unrealized Appreciation					1,041

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,417,015)—Note 1(c):
Unaffiliated issuers	211,404,293	260,846,345
Affiliated issuers	8,561,731	8,561,731
Cash denominated in foreign currency	752,441	762,702
Receivable for shares of Common Stock subscribed		1,492,202
Receivable for investment securities sold		1,141,198
Dividends and securities lending income receivable		95,823
Tax reclaim receivable		1,333
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,041
Prepaid expenses		43,851
		272,946,226
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		236,482
Liability for securities on loan—Note 1(c)		3,684,070
Payable for investment securities purchased		1,165,318
Payable for shares of Common Stock redeemed		320,256
Directors’ fees and expenses payable		4,239
Interest payable—Note 2		84
Other accrued expenses		59,402
		5,469,851
Net Assets ($)		267,476,375
Composition of Net Assets ($):
Paid-in capital		289,088,490
Total distributable earnings (loss)		(21,612,115)
Net Assets ($)		267,476,375

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,754,588	3,230,284	45,474,540	215,016,963
Shares Outstanding	241,250	213,574	2,908,950	13,701,979
Net Asset Value Per Share ($)	15.56	15.12	15.63	15.69

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $158,357 foreign taxes withheld at source):
Unaffiliated issuers	891,623
Affiliated issuers	25,147
Income from securities lending—Note 1(c)	95,226
Interest	222
Total Income	1,012,218
Expenses:
Management fee—Note 3(a)	1,043,733
Custodian fees—Note 3(c)	115,944
Professional fees	83,696
Shareholder servicing costs—Note 3(c)	38,912
Registration fees	33,336
Distribution fees—Note 3(b)	14,259
Directors’ fees and expenses—Note 3(d)	11,530
Chief Compliance Officer fees—Note 3(c)	6,707
Prospectus and shareholders’ reports	3,530
Loan commitment fees—Note 2	2,777
Interest expense—Note 2	85
Miscellaneous	10,377
Total Expenses	1,364,886
Less—reduction in expenses due to undertaking—Note 3(a)	(12,137)
Net Expenses	1,352,749
Investment (Loss)—Net	(340,531)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(4,512,463)
Net realized gain (loss) on forward foreign currency exchange contracts	(41,972)
Net Realized Gain (Loss)	(4,554,435)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(962,709)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,043
Net Change in Unrealized Appreciation (Depreciation)	(961,666)
Net Realized and Unrealized Gain (Loss) on Investments	(5,516,101)
Net (Decrease) in Net Assets Resulting from Operations	(5,856,632)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income (loss)—net	(340,531)	1,253,089
Net realized gain (loss) on investments	(4,554,435)	(29,245,428)
Net change in unrealized appreciation (depreciation) on investments	(961,666)	75,516,983
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,856,632)	47,524,644
Distributions ($):
Distributions to shareholders:
Class A	(85,052)	(35,070)
Class C	(54,018)	(5,385)
Class I	(1,143,845)	(806,435)
Class Y	(5,341,890)	(2,751,960)
Total Distributions	(6,624,805)	(3,598,850)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	725,045	996,504
Class C	234,839	319,913
Class I	14,270,022	15,921,975
Class Y	21,451,323	35,012,923
Distributions reinvested:
Class A	84,300	34,189
Class C	53,578	5,352
Class I	1,129,670	781,819
Class Y	3,717,884	1,980,059
Cost of shares redeemed:
Class A	(701,167)	(2,972,769)
Class C	(695,702)	(2,029,843)
Class I	(17,555,575)	(53,972,963)
Class Y	(23,355,897)	(48,615,555)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(641,680)	(52,538,396)
Total Increase (Decrease) in Net Assets	(13,123,117)	(8,612,602)
Net Assets ($):
Beginning of Period	280,599,492	289,212,094
End of Period	267,476,375	280,599,492

14

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	44,988	64,821
Shares issued for distributions reinvested	4,921	2,440
Shares redeemed	(42,284)	(202,357)
Net Increase (Decrease) in Shares Outstanding	7,625	(135,096)
Class C
Shares sold	14,556	21,865
Shares issued for distributions reinvested	3,210	392
Shares redeemed	(45,642)	(138,004)
Net Increase (Decrease) in Shares Outstanding	(27,876)	(115,747)
Class Ia
Shares sold	886,234	1,042,122
Shares issued for distributions reinvested	65,758	55,817
Shares redeemed	(1,128,194)	(3,602,252)
Net Increase (Decrease) in Shares Outstanding	(176,202)	(2,504,313)
Class Ya
Shares sold	1,404,718	2,342,188
Shares issued for distributions reinvested	215,530	140,430
Shares redeemed	(1,495,021)	(3,252,946)
Net Increase (Decrease) in Shares Outstanding	125,227	(770,328)

[a] During the period ended April 30, 2020, 45,754 Class Y shares representing $810,173 were exchanged for 45,933 Class I shares and during the period ended October 31, 2019, 46,253 Class Y shares representing $715,595 were exchanged for 46,433 Class I shares.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2020		Year Ended October 31,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.25	13.86	17.79	14.24	13.15	15.09
Investment Operations:
Investment income (loss)—net[a]	(.04)	.03	.03	(.03)	(.02)	(.01)
Net realized and unrealized gain (loss) on investments	(.30)	2.48	(3.75)	3.58	1.11	(1.77)
Total from Investment Operations	(.34)	2.51	(3.72)	3.55	1.09	(1.78)
Distributions:
Dividends from investment income—net	(.35)	(.12)	(.21)	-	-	(.04)
Dividends from net realized gain on investments	-	-	-	-	-	(.12)
Total Distributions	(.35)	(.12)	(.21)	-	-	(.16)
Net asset value, end of period	15.56	16.25	13.86	17.79	14.24	13.15
Total Return (%)[b]	(2.27)[c]	18.28	(21.19)	25.02	8.13	(11.80)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.33[d]	1.32	1.34	1.55	1.82	1.82
Ratio of net expenses to average net assets	1.25[d]	1.25	1.25	1.28	1.53	1.60
Ratio of net investment income (loss) to average net assets	(.52)[d]	.22	.16	(.17)	(.18)	(.05)
Portfolio Turnover Rate	24.69[c]	48.73	41.94	36.79	51.42	32.72
Net Assets, end of period ($ x 1,000)	3,755	3,795	5,109	4,117	297	174

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

16

Six Months Ended
April 30, 2020		Year Ended October 31,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	15.73	13.42	17.32	13.96	12.99	15.01
Investment Operations:
Investment (loss)—net[a]	(.10)	(.08)	(.10)	(.15)	(.13)	(.13)
Net realized and unrealized gain (loss) on investments	(.29)	2.41	(3.63)	3.51	1.10	(1.75)
Total from Investment Operations	(.39)	2.33	(3.73)	3.36	.97	(1.88)
Distributions:
Dividends from investment income—net	(.22)	(.02)	(.17)	-	-	(.02)
Dividends from net realized gain on investments	-	-	-	-	-	(.12)
Total Distributions	(.22)	(.02)	(.17)	-	-	(.14)
Net asset value, end of period	15.12	15.73	13.42	17.32	13.96	12.99
Total Return (%)[b]	(2.61)[c]	17.35	(21.80)	24.07	7.39	(12.51)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09[d]	2.10	2.11	2.30	2.80	2.67
Ratio of net expenses to average net assets	2.00[d]	2.00	2.00	2.01	2.28	2.35
Ratio of net investment (loss) to average net assets	(1.28)[d]	(.51)	(.60)	(.94)	(.97)	(.96)
Portfolio Turnover Rate	24.69[c]	48.73	41.94	36.79	51.42	32.72
Net Assets, end of period ($ x 1,000)	3,230	3,798	4,793	3,335	54	35

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2020		Year Ended October 31,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.34	13.96	17.89	14.29	13.16	15.09
Investment Operations:
Investment income (loss)—net[a]	(.02)	.07	.07	.01	(.03)	(.00)[b]
Net realized and unrealized gain (loss) on investments	(.29)	2.50	(3.77)	3.59	1.16	(1.76)
Total from Investment Operations	(.31)	2.57	(3.70)	3.60	1.13	(1.76)
Distributions:
Dividends from investment income—net	(.40)	(.19)	(.23)	(.00)[b]	-	(.05)
Dividends from net realized gain on investments	-	-	-	-	-	(.12)
Total Distributions	(.40)	(.19)	(.23)	(.00)[b]	-	(.17)
Net asset value, end of period	15.63	16.34	13.96	17.89	14.29	13.16
Total Return (%)	(2.14)[c]	18.61	(21.01)	25.24	8.50	(11.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04[d]	1.00	1.06	1.29	1.54	1.35
Ratio of net expenses to average net assets	1.00[d]	1.00	1.00	1.02	1.27	1.35
Ratio of net investment income (loss) to average net assets	(.28)[d]	.47	.38	.07	(.24)	(.03)
Portfolio Turnover Rate	24.69[c]	48.73	41.94	36.79	51.42	32.72
Net Assets, end of period ($ x 1,000)	45,475	50,399	78,037	108,787	2,618	347

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
See notes to financial statements.

18

Six Months Ended
April 30, 2020		Year Ended October, 31
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.40	14.03	17.97	14.35	13.22	15.13
Investment Operations:
Investment income (loss)—net[a]	(.02)	.07	.08	.03	.01	.02
Net realized and unrealized gain (loss) on investments	(.29)	2.51	(3.79)	3.59	1.12	(1.76)
Total from Investment Operations	(.31)	2.58	(3.71)	3.62	1.13	(1.74)
Distributions:
Dividends from investment income—net	(.40)	(.21)	(.23)	(.00)[b]	-	(.05)
Dividends from net realized gain on investments	-	-	-	-	-	(.12)
Total Distributions	(.40)	(.21)	(.23)	(.00)[b]	-	(.17)
Net asset value, end of period	15.69	16.40	14.03	17.97	14.35	13.22
Total Return (%)	(2.11)[c]	18.61	(20.98)	25.27	8.47	(11.51)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[d]	.98	.94	1.18	1.42	1.28
Ratio of net expenses to average net assets	.94[d]	.98	.94	1.11	1.26	1.28
Ratio of net investment income (loss) to average net assets	(.21)[d]	.47	.44	.17	.07	.13
Portfolio Turnover Rate	24.69[c]	48.73	41.94	36.79	51.42	32.72
Net Assets, end of period ($ x 1,000)	215,017	222,607	201,273	156,027	103,139	97,314

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Emerging Markets Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The Company’s Board of Director (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and

20

other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and

22

futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities – Common Stocks	79,171,526	181,64,819	††	-	260,846,345
Investment Companies	8,561,731	-		-	8,561,731
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	1,041		-	1,041

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of April 30, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

24

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2020, The Bank of New York Mellon earned $19,600 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At April 30, 2020, BNY Mellon Diversified Emerging Markets Fund, an affiliate of the fund, held 4,214,423 Class Y shares representing approximately 24.7% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

26

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $50,520,872 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $24,474,991 of short-term capital losses and $26,045,881 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: undistributed ordinary income $3,598,850. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2020 was approximately $10,440 with a related weighted average annualized interest rate of 1.64%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

November 1, 2019 through February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after February 28, 2021, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking amounted to $12,137 during the period ended April 30, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended April 30, 2020, the Distributor retained $970 commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $14,259 pursuant to the Distribution Plan.

28

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $4,828 and $4,753, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $2,404 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended April 30, 2020, the fund was charged $115,944 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $152,848, Distribution Plan fees of $1,932, Shareholder Services Plan fees of $1,357, custodian fees of $79,000, Chief Compliance Officer fees of $4,438 and transfer agency fees of $850, which are offset against an expense reimbursement currently in effect in the amount of $3,943.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended April 30, 2020, redemption fees charged and retained by the fund amounted to $1,704.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2020, amounted to $66,998,768 and $75,601,772, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2020 is discussed below.

30

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,041	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,041	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,041	-

The following table presents derivative Assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Capital	8		-	-	8
State Street Bank and Trust Company	1,033		-	-	1,033
Total	1,041		-	-	1,041

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2020:

Average Market Value ($)
Forward contracts	132,519

At April 30, 2020, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $49,443,093, consisting of $62,242,504 gross unrealized appreciation and $12,799,411 gross unrealized depreciation.

At April 30, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

32

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional emerging markets funds (the “Performance Group”) and with a broader group of all retail and institutional emerging markets funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional emerging markets funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods except the five-year period when it was above the Performance Group median and above the Performance Universe medians for all periods except the two- and four-year period when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. It was noted that there were three or fewer other funds in the Performance Group for the three-, four- and five-year periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in three of the five calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), and that the fund’s actual management fee was lower than the Expense Group and Expense Universe median actual management fee (lowest in the Expense Group). This information also showed that the fund’s total expense ratio was at the median of the total expense ratios of the funds in the Expense Group and was lower than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 28, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

34

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board determined to continue closely monitoring fund performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

36

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

37

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

BNY Mellon Global Emerging Markets Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser
Newton Investment Management Limited
160 Queen Victoria Street,
London, EC4V, 4LA, UK

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6243SA0420

BNY Mellon Yield Enhancement Strategy Fund

SEMIANNUAL REPORT April 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Yield Enhancement Strategy Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Yield Enhancement Strategy Fund, covering the six-month period from November 1, 2019 through April 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of 2019. However, the euphoria was short-lived, as concerns over the spread of COVID-19 and widespread quarantine roiled markets during the first several months of 2020; stocks posted historic losses in March 2020 but regained some ground in April.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. As stocks rallied in November and December 2019, Treasury bond prices declined, and rates across much of the yield curve rose until early in 2020, when the threat posed by COVID-19 began to emerge. A flight to quality ensued, and rates fell significantly. March 2020 brought high volatility and risk-asset spread widened. The Fed cut rates twice in March, and the government launched a large stimulus package. In April 2020, bond prices began to recover some of their prior losses.

The near-term outlook for the U.S. will be challenging, as the country continues to face COVID-19. However, we believe that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-More
President
BNY Mellon Investment Adviser, Inc.
May 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2019 through April 30, 2020, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2020, the BNY Mellon Yield Enhancement Strategy Fund Class A shares produced a total return of -5.92%, Class C shares returned
-6.16%, Class I shares returned -5.74%, and Class Y shares returned -5.71%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Agg Index”) produced a total return of 4.86% for the same period, and the Lipper Alternative Credit Focus Funds Index (the “Index”) produced a total return of -5.53% for the same period.2

Developed-market bonds generally produced positive results over the reporting period in a volatile environment caused in part by the spread of COVID-19. The fund underperformed the Barclays Agg Index and the Index, due in part to underperformance of the TCW Emerging Markets Income Fund, BNY Mellon Corporate Bond Fund and the BNY Mellon Municipal Opportunities Fund.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, it normally allocates its assets across fixed-income investment strategies. The fund is designed to complement and diversify traditional bond portfolios. The fund normally allocates its assets among other investment companies (underlying funds) that employ various fixed-income investment strategies, including those focusing on domestic and foreign corporate bonds, high-yield securities (“junk” bonds), senior loans, emerging-market debt, municipal securities and Treasury inflation-protected securities (TIPS).

BNY Mellon Investment Adviser, Inc. determines the fund’s asset allocation to the fixed-income investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors. As of April 30, 2020 the fund held investments in: BNY Mellon Corporate Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon Floating Rate Income Fund, BNY Mellon High Yield Fund, BNY Mellon Global Dynamic Bond Income Fund, and TCW Emerging Markets Income Fund.

COVID-19 and Central Bank Activity Influence Markets

Fixed income markets enjoyed a strong end to 2019, buoyed by several cuts to the federal funds rate earlier in the year, optimism regarding U.S. trade with China, and moderately stronger economic data. Emerging-market economies had begun to stabilize after being disrupted by trade disputes. However, sentiment soured, and volatility entered the picture in January 2020. An outbreak of COVID-19 roiled equity and some areas of the bond markets. Investors became concerned about the potential economic

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

impact of the virus. A flight to quality ensued, causing rates across much of the U.S. Treasury curve to fall during January and February of 2020.

March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy. In addition, a conflict between Saudi Arabia and Russia regarding oil production caused energy security prices to plummet, amplifying the tension. Risk asset spreads widened significantly in a short time, placing significant downward pressure on risk prices. Corporate high-yield spreads widened due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car payments. The U.S. Federal Reserve (the “Fed”) cut rates twice in March in an attempt to support the economy and market valuations. Other governments and central banks also worked diligently to support their local economies. The Fed and the European Central Bank began to purchase large quantities of assets to support prices. Markets began to stabilize, and risk assets were able to regain some ground in April 2020. Nonetheless, overall losses from high yield and emerging markets were significant for the period. High-quality, developed-market sovereign debt outperformed the broader market, while investment-grade corporate debt generally lagged their like-duration sovereign debt counterparts.

Several Underlying Funds Constrain Results

The fund’s performance compared to the Index was hampered during the reporting period by the performance of the TCW Emerging Markets Income Fund, the BNY Mellon Corporate Bond Fund, and the BNY Mellon Municipal Opportunities Fund. The TCW Emerging Markets Income Fund struggled during the period due to falling emerging-market debt prices. The asset class suffered during the period, due in part to the oil conflict between Saudi Arabia and Russia. The fund holds meaningful oil and gas exposure, which provided a headwind. The BNY Mellon Corporate Bond Fund underperformed due to a large overweight in BBB rated securities, which lagged during the period due to economic uncertainty and investor concern over corporate balance sheet strength. The fund was also underweight government-related securities, which constrained results. The BNY Mellon Municipal Opportunities Fund lagged because of hedging activities, an overweight to debt with long-dated maturities, and security selection among credits issued by the state of California.

Conversely, a few items benefited the fund’s performance. From an asset allocation standpoint, the fund’s holdings in corporate bonds provided a tailwind versus the Index. Limited exposure to certain areas of the high yield markets, such as hotels, restaurants and leisure, particularly within the BNY Mellon High Yield Fund, were also helpful. In addition, the BNY Mellon Global Dynamic Bond Income Fund outperformed the portfolio’s Index, which aided relative performance.

4

Anticipating a Challenge, Yet Cautiously Optimistic

It is our opinion that the market volatility and economic obstacles caused by the COVID-19 outbreak, while difficult, will eventually pass. We believe the interest-rate environment, given the supportive actions by the Fed and other global central banks, will stay lower for longer, which can be positive for bond valuations. We think that bond market fundamentals will begin to heal as monetary and fiscal support provided by governments and central banks around the world strengthen personal and corporate balance sheets.

May 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads and market liquidity. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging-market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to effectively allocate the fund’s assets among the investment strategies and the underlying funds.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Yield Enhancement Strategy Fund from November 1, 2019 to April 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$2.32	$5.25	$.53	$.24
Ending value (after expenses)	$940.80	$938.40	$942.60	$942.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$2.41	$5.47	$.55	$.25
Ending value (after expenses)	$1,022.48	$1,019.44	$1,024.32	$1,024.61

†Expenses are equal to the fund’s annualized expense ratio of .48% for Class A, 1.09% for Class C, .11% for Class I and .05% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
April 30, 2020 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 100.0%
Domestic Fixed Income - 48.3%
BNY Mellon Corporate Bond Fund, Cl. M	3,222,768	[a]	41,734,849
BNY Mellon Floating Rate Income Fund, Cl. Y	8,327,356	[a]	86,271,402
BNY Mellon High Yield Fund, Cl. I	8,925,583	[a]	49,179,961
			177,186,212
Foreign Fixed Income - 12.8%
BNY Mellon Global Dynamic Bond Income Fund, Cl. Y	2,967,771	[a]	35,464,866
TCW Emerging Markets Income Fund, Cl. I	1,656,822		11,498,346
			46,963,212
Municipal Bond - 38.9%
BNY Mellon Municipal Opportunities Fund, Cl. M	11,298,747	[a]	142,590,187
Total Investments (cost $388,857,301)	100.0%		366,739,611
Cash and Receivables (Net)	.0%		92,503
Net Assets	100.0%		366,832,114

a Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	100.0
100.0

† Based on net assets.
See notes to financial statements.

7

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 10/31/19 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Corporate Bond Fund, Cl. M	45,472,976	2,609,855	(4,887,850)	(42,619)
BNY Mellon Floating Rate Income Fund, CI. Y	100,350,312	6,727,474	(10,664,400)	(1,608,892)
BNY Mellon Global Dynamic Bond Income Fund, CI. Y	39,045,563	2,536,747	(4,221,325)	(148,765)
BNY Mellon High Yield Fund, CI. I	56,854,448	3,436,304	(5,332,200)	(558,059)
BNY Mellon Municipal Opportunities Fund, CI. M	162,254,531	8,756,277	(17,329,651)	(390,045)
Total	403,977,830	24,066,657	(42,435,426)	(2,748,380)

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 4/30/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Corporate Bond Fund, Cl. M	(1,417,513)	41,734,849	11.4	832,256
BNY Mellon Floating Rate Income Fund, CI. Y	(8,533,092)	86,271,402	23.5	2,849,074
BNY Mellon Global Dynamic Bond Income Fund, CI. Y	(1,747,354)	35,464,866	9.6	1,001,548
BNY Mellon High Yield Fund, CI. I	(5,220,532)	49,179,961	13.4	1,496,328
BNY Mellon Municipal Opportunities Fund, CI. M	(10,700,925)	142,590,187	38.9	2,452,643
Total	(27,619,416)	355,241,265	96.8	8,631,849

† Includes reinvested dividends/distributions.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	13,954,041	11,498,346
Affiliated issuers	374,903,260	355,241,265
Cash		1,149,487
Dividends receivable		724,652
Receivable for shares of Common Stock subscribed		186,340
Prepaid expenses		45,211
		368,845,301
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		5,295
Payable for shares of Common Stock redeemed		1,245,736
Payable for investment securities purchased		724,562
Directors’ fees and expenses payable		3,287
Interest payable—Note 2		873
Other accrued expenses		33,434
		2,013,187
Net Assets ($)		366,832,114
Composition of Net Assets ($):
Paid-in capital		411,064,007
Total distributable earnings (loss)		(44,231,893)
Net Assets ($)		366,832,114

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	567,231	22,654	9,689,573	356,552,656
Shares Outstanding	50,061	2,000	853,067	31,416,262
Net Asset Value Per Share ($)	11.33	11.33	11.36	11.35

See notes to financial statements.

9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	306,621
Affiliated issuers	8,631,849
Interest	8,134
Total Income	8,946,604
Expenses:
Professional fees	34,915
Registration fees	34,314
Directors’ fees and expenses—Note 3(d)	19,348
Chief Compliance Officer fees—Note 3(c)	6,707
Prospectus and shareholders’ reports	4,544
Shareholder servicing costs—Note 3(c)	4,496
Loan commitment fees—Note 2	4,060
Interest expense—Note 2	950
Custodian fees—Note 3(c)	466
Distribution fees—Note 3(b)	90
Miscellaneous	6,635
Total Expenses	116,525
Investment Income—Net	8,830,079
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(263,343)
Affiliated issuers	(2,748,380)
Net Realized Gain (Loss)	(3,011,723)
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	(2,237,711)
Affiliated issuers	(27,619,416)
Net Change in Unrealized Appreciation (Depreciation)	(29,857,127)
Net Realized and Unrealized Gain (Loss) on Investments	(32,868,850)
Net (Decrease) in Net Assets Resulting from Operations	(24,038,771)

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations ($):
Investment income—net	8,830,079	18,310,058
Net realized gain (loss) on investments	(3,011,723)	(6,080,697)
Net change in unrealized appreciation (depreciation) on investments	(29,857,127)	15,315,860
Net Increase (Decrease) in Net Assets Resulting from Operations	(24,038,771)	27,545,221
Distributions ($):
Distributions to shareholders:
Class A	(12,064)	(29,749)
Class C	(432)	(834)
Class I	(222,288)	(404,073)
Class Y	(9,143,713)	(17,994,111)
Total Distributions	(9,378,497)	(18,428,767)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	55,370	193,677
Class I	3,421,173	6,741,942
Class Y	45,872,479	106,540,860
Distributions reinvested:
Class A	10,525	23,400
Class I	209,915	361,343
Class Y	764,226	1,503,195
Cost of shares redeemed:
Class A	(34,085)	(671,612)
Class I	(2,914,035)	(6,754,330)
Class Y	(67,531,061)	(127,240,462)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(20,145,493)	(19,301,987)
Total Increase (Decrease) in Net Assets	(53,562,761)	(10,185,533)
Net Assets ($):
Beginning of Period	420,394,875	430,580,408
End of Period	366,832,114	420,394,875

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	4,480	15,835
Shares issued for distributions reinvested	869	1,952
Shares redeemed	(2,846)	(55,615)
Net Increase (Decrease) in Shares Outstanding	2,503	(37,828)
Class Ia
Shares sold	289,527	551,139
Shares issued for distributions reinvested	17,328	29,905
Shares redeemed	(249,611)	(554,187)
Net Increase (Decrease) in Shares Outstanding	57,244	26,857
Class Ya
Shares sold	3,778,884	8,842,781
Shares issued for distributions reinvested	62,873	124,634
Shares redeemed	(5,732,685)	(10,569,356)
Net Increase (Decrease) in Shares Outstanding	(1,890,928)	(1,601,941)

[a]During the period ended April 30, 2020, 238,962 Class Y shares representing $2,797,016 were exchanged for 238,757 Class I shares and during the period ended October 31, 2019, 309,744 Class Y shares representing $3,792,712 were exchanged for 309,491 Class I shares.

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.29	12.02	12.39	12.32	12.21	12.65
Investment Operations:
Investment income—net[a]	.23	.49	.45	.45	.50	.49
Net realized and unrealized gain (loss) on investments	(.94)	.27	(.35)	.07	.10	(.48)
Total from Investment Operations	(.71)	.76	.10	.52	.60	.01
Distributions:
Dividends from investment income—net	(.25)	(.49)	(.47)	(.45)	(.49)	(.45)
Net asset value, end of period	11.33	12.29	12.02	12.39	12.32	12.21
Total Return (%)[b]	(5.92)[c]	6.47	.83	4.38	4.98	.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.48[e]	.47	.38	.41	.31	.33
Ratio of net investment income to average net assets[d]	3.84[e]	4.19	3.67	3.63	4.03	3.88
Portfolio Turnover Rate	6.08[c]	21.45	22.78	10.47	16.14	17.13
Net Assets, end of period ($ x 1,000)	567	585	1,027	428	155	544

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class C Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.29	12.02	12.40	12.31	12.19	12.63
Investment Operations:
Investment income—net[a]	.19	.40	.35	.35	.38	.37
Net realized and unrealized gain (loss) on investments	(.93)	.29	(.35)	.05	.13	(.45)
Total from Investment Operations	(.74)	.69	-	.40	.51	(.08)
Distributions:
Dividends from investment income—net	(.22)	(.42)	(.38)	(.31)	(.39)	(.36)
Net asset value, end of period	11.33	12.29	12.02	12.40	12.31	12.19
Total Return (%)[b]	(6.16)[c]	5.84	.02	3.31	4.34	(.66)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	1.09[e]	1.12	1.26	1.37	1.12	1.13
Ratio of net investment income to average net assets[d]	3.25[e]	3.32	2.84	2.90	3.18	2.96
Portfolio Turnover Rate	6.08[c]	21.45	22.78	10.47	16.14	17.13
Net Assets, end of period ($ x 1,000)	23	25	24	25	50	24

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

14

Six Months Ended
Class I Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.32	12.05	12.41	12.34	12.22	12.66
Investment Operations:
Investment income—net[a]	.25	.53	.48	.47	.48	.50
Net realized and unrealized gain (loss) on investments	(.94)	.27	(.33)	.08	.15	(.46)
Total from Investment Operations	(.69)	.80	.15	.55	.63	.04
Distributions:
Dividends from investment income—net	(.27)	(.53)	(.51)	(.48)	(.51)	(.48)
Net asset value, end of period	11.36	12.32	12.05	12.41	12.34	12.22
Total Return (%)	(5.74)[b]	6.85	1.20	4.66	5.22	.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.11[d]	.09	.08	.11	.19	.15
Ratio of net investment income to average net assetsc	4.18[d]	4.34	3.99	3.85	4.16	4.05
Portfolio Turnover Rate	6.08[b]	21.45	22.78	10.47	16.14	17.13
Net Assets, end of period ($ x 1,000)	9,690	9,804	9,264	5,742	538	250

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	April 30, 2020	Year Ended October 31,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	12.31	12.04	12.40	12.33	12.21	12.65
Investment Operations:
Investment income—net[a]	.26	.53	.50	.50	.52	.51
Net realized and unrealized gain (loss) on investments	(.95)	.28	(.35)	.06	.12	(.46)
Total from Investment Operations	(.69)	.81	.15	.56	.64	.05
Distributions:
Dividends from investment income—net	(.27)	(.54)	(.51)	(.49)	(.52)	(.49)
Net asset value, end of period	11.35	12.31	12.04	12.40	12.33	12.21
Total Return (%)	(5.71)[b]	6.89	1.23	4.72	5.37	.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.05[d]	.06	.05	.05	.05	.06
Ratio of net investment income to average net assets[c]	4.29[d]	4.39	4.06	4.11	4.28	4.05
Portfolio Turnover Rate	6.08[b]	21.45	22.78	10.47	16.14	17.13
Net Assets, end of period ($ x 1,000)	356,553	409,982	420,265	456,703	422,405	409,077

a Based on average shares outstanding.
b Not annualized.
c Amount does not include the expenses of the underlying funds.
d Annualized.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds II, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Directors (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares, increasing authorized Class Y shares from 100 million to 200 million.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2020 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities: †
Investment Companies	366,739,611	-	-	366,739,611

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the fund did not incur any interest or penalties.

20

Each tax year in the three-year period ended October 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $15,277,912 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2019. The fund has $2,704,625 of short-term capital losses and $12,573,287 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2019 was as follows: ordinary income $13,412,211 and tax–exempt income $5,016,556. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended April 30, 2020 was approximately $106,040 with a related weighted average annualized interest rate of 1.80%.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, there is no management fee paid to the Adviser. The fund may invest in other affiliated mutual funds advised by the Adviser and unaffiliated open-end funds, closed-end funds and exchange-traded funds. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2020, Class C shares were charged $90 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2020, Class A and Class C shares were charged $736 and $30, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this

22

interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2020, the fund was charged $1,160 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2020, the fund was charged $466 pursuant to the custody agreement.

During the period ended April 30, 2020, the fund was charged $6,707 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees of $14, Shareholder Services Plan fees of $121, custodian fees of $320, Chief Compliance Officer fees of $4,438 and transfer agency fees of $402.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2020, amounted to $25,002,462 and $43,920,650, respectively.

At April 30, 2020, accumulated net unrealized depreciation on investments was $22,117,690, consisting of $904,604 gross unrealized appreciation and $23,022,294 gross unrealized depreciation.

At April 30, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

23

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of two other institutional actively managed alternative credit focus funds of funds (the “Performance Group”) and with a broader group of all retail and institutional alternative credit focus funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional actively managed alternative credit focus funds of funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the

24

methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group and the Performance Universe medians in each of the five one-year periods ended December 31st. It was noted that there were only two other funds in the Performance Group. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in each of the four calendar years shown.

The Board noted that the fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Adviser or its affiliates. The Board noted that there is no management fee payable by the fund to the Adviser. The Board reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board further considered that the fund’s total expense ratio, before and after including underlying fund expenses, was the lowest of the three funds in the Expense Group and was the lowest of the seven funds in the Expense Universe after including underlying fund expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees and total expenses of funds advised or administered by the Adviser that are in the same Lipper category as the fund. Since the fund does not pay any management fees directly to the Adviser, the Board did not consider this information relevant to its consideration of the Agreement. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. Since the fund pays no fees to the Adviser under the Agreement, the Board did not consider profitability or economies of scale with respect to the fund relevant to its consideration of the Agreement.

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board determined that the fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the fund under the Agreement.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the Agreement had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

26

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

27

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

28

NOTES

29

For More Information

BNY Mellon Yield Enhancement Strategy Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6327SA0420

Item 2.          Code of Ethics.

                      Not applicable.

Item 3.          Audit Committee Financial Expert.

                      Not applicable.

Item 4.          Principal Accountant Fees and Services.

                      Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                      Not applicable.

Item 6.          Investments.

(a)                 Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                      Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                      Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                      There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds II, Inc.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

              Renee LaRoche-Morris

              President (Principal Executive Officer)

Date:      June 25, 2020

By:         /s/ James Windels

              James Windels

              Treasurer (Principal Financial Officer)

Date:      June 25, 2020

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)